                                                 This Document is a copy of the
                                                 Form 8-K Current Report filed
                                                 on May 14, 1996 Pursuant to a
                                                 Rule 201 Temporary Hardship
                                                 Exemption.


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT MAY 10, 1996
                       (DATE OF EARLIEST EVENT REPORTED)



                          AUSTIN'S INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



          33-47357-A                                       65-0322000
   (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)



    2400 E. COMMERCIAL BOULEVARD, SUITE 800, FT. LAUDERDALE, FLORIDA 33308
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 772-0980

ITEM 5.  OTHER EVENTS.
         ------------

     On May 10, 1996, the Registrant issued $500,000 principal amount of its Two-Year 8% Convertible Notes (the "New Convertible Notes"), which entitle the holders thereof to convert such notes into newly-issued shares of common stock, par value $.01 per share, of the Registrant at the stated conversion price of $.50 per share, subject to certain adjustments. Copies of the form of New Convertible Note and related Subscription Agreement are filed with this Report as Exhibit 4.1 and Exhibit 4.2, respectively. The New Convertible Notes were
   -----------     -----------
issued in the following principal amounts to the following persons: Good Hope Development S.A. ($50,000); Voleon Shipping S.A. ($150,000); and Miyako Management Pacific Corp. ($300,000).

     Also effective May 10, 1996, holders of $1,645,000 aggregate principal amount of the Company's outstanding convertible notes (including the New Convertible Notes) converted such notes into a total of 3,290,000 newly-issued shares of common stock of the Registrant, at the stated conversion price of $.50 per share.

     Included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report
                 ------------     ------------
are: (a) the Registrant's unaudited consolidated balance sheet, and pro forma consolidated balance sheet, as of March 31, 1996; and (b) the Registrant's unaudited consolidated statements of operations, and pro forma consolidated statements of operations, for the three months and twelve months ended March 31, 1996. The pro forma consolidated balance sheet assumes that the above transactions took place on March 31, 1996. The pro forma consolidated statements of operations assume that the above transactions took place on January 1, 1996 and April 1, 1995, respectively, for the three-month and twelve-month periods ending March 31, 1996. The pro forma consolidated balance sheet and pro forma consolidated statements of operations should be read in conjunction with the Notes thereto, which are included as Exhibit 99.3 to this
                                                          ------------
Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (c)  Exhibits

             4.1  Form of Two-Year 8% Convertible Notes.

             4.2 Form of Subscription Agreement for the Two-Year 8% Convertible Notes.

             99.1 Austin's International, Inc. Consolidated Balance Sheet as of
                  March 31, 1996 (unaudited), and Pro Forma Consolidated Balance Sheet as of March 31, 1996.

             99.2 Austin's International, Inc. Consolidated Statements of
                  Operations for the three months and twelve months ended March 31, 1996 (unaudited), and Pro Forma Consolidated Statements of Operations for the three months and twelve months ended March 31, 1996.

             99.3 Notes to Pro Forma Financial Statements




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AUSTIN'S INTERNATIONAL, INC.
                                          -----------------------------
                                                   (Registrant)


Date:  May  13, 1996                     By:  /s/ Larry R. Graybill
                                            --------------------------------
                                               Larry E. Graybill
                                                     C.F.O.


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